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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 21, 1999

                         COMMISSION FILE NUMBER: 1-7959

                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-1193298
                      (I.R.S. employer identification no.)

                             777 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)


                         COMMISSION FILE NUMBER: 1-6828

                            STARWOOD HOTELS & RESORTS
     (Exact name of registrant as specified in its organizational documents)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-0901263
                      (I.R.S. employer identification no.)

                             777 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         ITT Sheraton Corporation ("Sheraton"), a subsidary of Starwood Hotels & Resorts Worldwide, Inc., is a defendant in certain litigation relating to Sheraton's management of a hotel. The case is titled 2660 Woodley Road Joint Venture v. ITT Sheraton Corporation, Civil Action No. 97-450-JJF (U.S.D.C., D. Del.). On Friday, December 10, 1999, following trial, the jury returned a verdict finding that Sheraton had violated its contractual obligations to the hotel owner and awarded contractual damages totaling $10.738 million. The jury also found for plaintiff on certain common law and other claims and awarded compensatory and other damages of $1.85 million and punitive damages of $37.5 million. The jury found for Sheraton and rejected plaintiff's additional claims that Sheraton had violated the Racketeer Influenced and Corrupt Organizations Act, and that Sheraton had engaged in fraud. Sheraton believes that the jury's determination against it on liability issues were erroneous as a matter of law, and that the damage awards were excessive and not supported by the evidence. Sheraton will seek to have the verdict set aside in the trial court and, if necessary, appeal to the United States Court of Appeals.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARWOOD HOTELS & RESORTS                   STARWOOD HOTELS & RESORTS
                                            WORLDWIDE, INC.



By: /s/ Jonathan H. Yellen                  By:  /s/ Jonathan H. Yellen
    -----------------------------                -----------------------------
Name:  Jonathan H. Yellen                   Name:  Jonathan H. Yellen
Title: Assistant Secretary                  Title: Vice President,
                                                   Associate General Counsel and
                                                   Assistant Secretary



Dated: December 21, 1999






















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